UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2020

Mohawk Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mohawk Group Holdings, Inc.

37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681

(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	MWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with Mohawk Group Holdings, Inc.’s (the “Company”) participation at the ICR Conference on Tuesday, January 14, 2020, the Company is providing preliminary unaudited net revenue results for its fourth quarter and year-ended December 31, 2019.

Based on preliminary financial information, the Company expects fourth quarter net revenue in the range of $25.0 to $26.0 million (representing 27% to 32% growth over the prior year quarter) and full year 2019 net revenue in the range of $114.0 to $115.0 million (representing 56% to 57% growth over the prior year).

The Company issued a press release announcing its preliminary net revenue results for the fourth quarter and year-ended December 31, 2019 on January 13, 2020. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Forward Looking Statements: The financial information set forth in this Form 8-K reflects the company’s current preliminary net revenue estimates, is subject to the completion of its audit process, and is subject to change. The company’s full fourth quarter and year-ended 2019 results could differ materially from the preliminary estimates provided in this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 7.01	Regulation FD Disclosure.

As referenced above, in connection with the company’s participation the ICR Conference on Tuesday, January 14, 2020, the Company is reporting it launched 18 new products in fourth quarter 2019.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Mohawk Group Holdings, Inc., dated January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK GROUP HOLDINGS, INC.

Date: January 13, 2020	By:	/s/ Yaniv Sarig
Yaniv Sarig
President and Chief Executive Officer